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                                                                    Exhibit 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report incorporated herein by reference from CNB Holdings, Inc.'s 1999 Annual Report filed on Form 10-KSB and the reference to our Firm under the heading of "Experts" in this Registration Statement as filed with the Securities and Exchange Commission.


                                                 /s/ Larrowe & Company, PLC
                                                 --------------------------
                                                 LARROWE & COMPANY, PLC



Galax, Virginia
November 16, 2000